UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  December 6, 2011

Organic Alliance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000−53545	20−0853334
(State or Other Juris-	(Commission File No.)	(IRS Employer
diction of Incorporation)		Identification No.)

401 Monterey Street, Suite 202
Salinas, CA 93901
(Address of principal executive offices)

(831) 240−0295
 (Registrant’s telephone number, including area code)

_____________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)           Former independent accountants.

(i)
On October 18, 2011, Organic Alliance, Inc. (“Registrant”) notified Mayer Hoffman McCann CPAs (The New York Practice of Mayer Hoffman McCann P.C.) (“MHM”), Registrant’s independent registered public accounting firm, that it was being replaced by Marcum, LLP.

(ii)
The report of MHM on the consolidated financial statements of the Registrant as of and for the years ended December 31, 2009 and December 31, 2008 did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph relating to an uncertainty as to the Company’s ability to continue as a going concern.

(iii)	The decision to discontinue the audit services of MHM was approved by our Board of Directors upon the recommendation of the Chairman of the Audit Committee.

(iv)
During the fiscal years ended December 31, 2009 and 2008 and through October 18, 2011, there has been no disagreement with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MHM, would have caused MHM to make reference to the subject matter of the disagreement in its report.

(v)
We have provided MHM with a copy of this disclosure and have requested that MHM furnish us with a letter addressed to the SEC stating whether it agrees with the above statements.   A copy of the letter from MHM, dated December 6, 2011, is filed as Exhibit 16 to this Form 8-K.

(b)           New independent accountants.

(i)
On October 26, 2011, we retained Marcum, LLP (“Marcum”) as our new independent registered public accounting firm to audit Registrant’s financial statements for the fiscal years ending December 31, 2010 and December 31, 2011.  The appointment was approved by our Board of Directors upon the recommendation of the Chairman of the Audit Committee.

(vi)	We have not previously consulted with Marcum on the application of accounting principles to a specified transaction, or on the type of audit opinion that might be rendered on our financial statements.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

16.           Letter from Mayer Hoffman McCann CPAs, dated December 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2011	Organic Alliance, Inc.

By: /s/ Parker Booth
Parker Booth, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from Mayer Hoffman McCann CPAs, dated December 6, 2011